UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2019

Duke Energy Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip Code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

☐                                    If an emerging growth company, indicate by check mark if the registrant has elected not     to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.  Other Events.

On March 11, 2019, Duke Energy Corporation (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated March 6, 2019 (the “Underwriting Agreement”), with J.P. Morgan Securities LLC and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $300,000,000 aggregate principal amount of the Company’s Floating Rate Senior Notes due 2022 and $300,000,000 aggregate principal amount of the Company’s 3.227% Senior Notes due 2022 (collectively, the “Securities”).  The Securities were sold to the Underwriters at par.  The Securities were issued pursuant to an Indenture, dated as of June 3, 2008 (the “Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by various supplemental indentures thereto, including the Twenty-first Supplemental Indenture, dated as of March 11, 2019 (the “Supplemental Indenture”), between the Company and the Trustee.  The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Supplemental Indenture, together with the forms of global notes evidencing the Securities are included therein, is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto.  Such exhibits are incorporated herein by reference.  Also, in connection with the issuance and sale of the Securities, the Company is filing a legal opinion regarding the validity of the Securities as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement on Form S-3, as amended, No. 333-213765.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Twenty-first Supplemental Indenture, dated as of March 11, 2019, to the indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee

5.1	Opinion regarding validity of the Securities

23.1	Consent (included as part of Exhibit 5.1)

99.1	Underwriting Agreement, dated March 6, 2019, among the Company and J.P. Morgan Securities LLC and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein

EXHIBIT INDEX

Exhibit	Description
4.1	Twenty-first Supplemental Indenture, dated as of March 11, 2019, to the indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee
5.1	Opinion regarding validity of the Securities
23.1	Consent (included as part of Exhibit 5.1)
99.1	Underwriting Agreement, dated March 6, 2019, among the Company and J.P. Morgan Securities LLC and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: March 11, 2019
	By:	/s/ Robert T. Lucas III
		Name:	Robert T. Lucas III
		Title:	Assistant Corporate Secretary